Significant Accounting Judgements and Estimates	12 Months Ended
Dec. 31, 2024
Significant Accounting Judgements and Estimates [Abstract]
SIGNIFICANT ACCOUNTING JUDGEMENTS AND ESTIMATES
3.	SIGNIFICANT ACCOUNTING JUDGEMENTS AND ESTIMATES

The preparation of the Group’s financial statements requires management to make estimates and assumptions that affect the reported amounts of expenses, assets and liabilities, and their accompanying disclosures, and the disclosure of contingent liabilities. Uncertainty about these assumptions and estimates could result in outcomes that could require a material adjustment to the carrying amounts of the assets or liabilities affected in the future.

Judgements

In the process of applying the Group’s accounting policies, management has made the following judgements, apart from those involving estimations, which have the most significant effect on the amounts recognized in the financial statements:

Revenue from contracts with customers

The Group applied the following judgements that significantly affect the determination of the amount and timing of revenue from contracts with customers:

Commercialization rights contracts include variable consideration based on the future events. In estimating the variable consideration, the Group is required to use either the expected value method or the most likely amount method based on which method better predicts the amount of consideration to which it will be entitled.

Given that the payments of certain variable consideration are not within the control of the Group, such as regulatory approvals, relevant consideration is not considered until relevant approvals are obtained. The Group determines that the most likely amount method is the appropriate method to estimate the variable consideration. When the Group can conclude that it is highly probable that there will not be a subsequent reversal of a significant amount of revenue, the variable consideration will be included in the transaction price.

Estimation uncertainty

The key assumptions concerning the future and other key sources of estimation uncertainty at the end of the reporting period, that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year, are described below.

Impairment of goodwill

The Group determines whether goodwill is impaired at least on an annual basis. This requires an estimation of the value in use of the cash-generating units to which the goodwill is allocated. Estimating the value in use requires the Group to make an estimate of the expected future cash flows from the cash-generating units and also to choose a suitable discount rate in order to calculate the present value of those cash flows. The carrying amount of goodwill at December 31, 2024 was RMB24,694 (US$3,383) (December 31, 2023: RMB24,694). Further details are given in note 15.

Impairment of non-financial assets (other than goodwill)

The Group assesses whether there are any indicators of impairment for all non-financial assets (including the right-of-use assets) at the end of each reporting period. An impairment exists when the carrying value of an asset or a cash-generating unit exceeds its recoverable amount, which is the higher of its fair value less costs of disposal and its value in use. The calculation of the fair value less costs of disposal is based on available data from binding sales transactions in an arm’s length transaction of similar assets or observable market prices less incremental costs for disposing of the asset. When value in use calculations are undertaken, management must estimate the expected future cash flows from the asset or cash-generating unit and choose a suitable discount rate in order to calculate the present value of those cash flows.

Taxes

Deferred tax assets are recognized for unused tax losses to the extent that it is probable that taxable profit will be available against which the losses can be utilized. Significant management judgement is required to determine the amount of deferred tax assets that can be recognized, based upon the likely timing and the level of future taxable profits, together with future tax planning strategies. The Group has carried forward tax losses of RMB 4,147,923 and RMB4,425,237 (US$606,255) as of December 31, 2023 and 2024, respectively, of which related deferred tax assets of RMB16,402 and RMB3,523 (US$483) have been recognized as of December 31, 2023 and 2024, respectively. Deferred tax assets have not been recognized in respect of losses that have arisen in subsidiaries that have been loss-making for some time, and it is not considered probable that taxable profits will be available against which the tax losses can be utilized.

If the Group was able to recognize all unrecognized deferred tax assets, net loss would have decreased and equity would have increased by RMB934,601, RMB1,119,913 and RMB1,321,638 (US$181,063) during the years ended December 31, 2022, 2023 and 2024, respectively. Further details on taxes are disclosed in Note 9.

Accrual of research and development expenses

The Group engages contract research organizations (“CROs”) to conduct, supervise, and monitor the Group’s ongoing clinical trials. Determining the amounts of research and development expenses incurred up to the end of each reporting period requires the management of the Group to estimate and measure the progress of receiving research and development services under the contracts with CRO using inputs such as number of patients enrolments and milestone achieved.